Exhibit 16



    FUND NAME:  RODNEY SQUARE MULTI-MANAGER FUND - GROWTH PORTFOLIO
                     (NON-STANDARDIZED RETURNS)



                                     1 YR      5 YR    INCEPTION
                                     ----      ----    ---------
# YEARS IN PERIOD                     1         5       9.854795
AVERAGE ANNUAL TOTAL RETURN         24.25%    14.08%     12.84%
CUMULATIVE TOTAL RETURN             24.25%    93.24%    228.92%


ANNUAL
AVERAGE ANNUAL TOTAL RETURN                   CUMULATIVE TOTAL RETURN
---------------------------                   -----------------------

(ERV/P)**(1/N)            -1  =  T            (ERV/P)               - 1  =  T

(1,242.53/1,000)**1       -1  =  T            (1,242.53/1,000)       -1  =  T

                      0.2425  =  T                              0.2425   =  T
                      24.25%  =  T                              24.25%   =  T


5 YEARS ENDING 12/31/96
AVERAGE ANNUAL TOTAL RETURN                   CUMULATIVE TOTAL RETURN
---------------------------                   -----------------------

(ERV/P)**(1/N)             -1  =  T           (ERV/P)               - 1  =  T

(1,932.43/1,000)**(1/5)    -1  =  T           (1,932.43/1,000)       -1  =  T

                       0.1408  =  T                              0.9324  =  T
                       14.08%  =  T                              93.24%  =  T


INCEPTION THROUGH 12/31/96
AVERAGE ANNUAL TOTAL RETURN                   CUMULATIVE TOTAL RETURN
---------------------------                   -----------------------

(ERV/P)**(1/N)             -1  =  T           (ERV/P)               - 1  =  T

(3,289.23/1,000)**(1/9.854795) -1  =  T       (3,289.23/1,000)       -1  =  T

                       0.1284  =  T                              2.2892  =  T
                       12.84%  =  T                             228.92%  =  T

   FUND NAME:  RODNEY SQUARE MULTI-MANAGER FUND - GROWTH PORTFOLIO
                       (STANDARDIZED RETURNS)



                                     1 YR      5 YR    INCEPTION
                                     ----      ----    ---------
# YEARS IN PERIOD                     1         5       9.854795
AVERAGE ANNUAL TOTAL RETURN         19.28%    13.16%     12.38%
CUMULATIVE TOTAL RETURN             19.28%    85.51%    215.77%
MAXIMUM SALES LOAD                   4.00%     4.00%      4.00%


ANNUAL
AVERAGE ANNUAL TOTAL RETURN                   CUMULATIVE TOTAL RETURN
---------------------------                   -----------------------

(ERV/P)**(1/N)            -1  =  T            (ERV/P)               - 1  =  T

(1,192.83/1,000)**1       -1  =  T            (1,192.83/1,000)       -1  =  T

                      0.1928  =  T                              0.1928   =  T
                      19.28%  =  T                              19.28%   =  T


5 YEARS ENDING 12/31/96
AVERAGE ANNUAL TOTAL RETURN                   CUMULATIVE TOTAL RETURN
---------------------------                   -----------------------

(ERV/P)**(1/N)             -1  =  T           (ERV/P)               - 1  =  T

(1,855.13/1,000)**(1/5)    -1  =  T           (1,855.13/1,000)       -1  =  T

                       0.1316  =  T                              0.8551  =  T
                       13.16%  =  T                              85.51%  =  T


INCEPTION THROUGH 12/31/96
AVERAGE ANNUAL TOTAL RETURN                   CUMULATIVE TOTAL RETURN
---------------------------                   -----------------------

(ERV/P)**(1/N)             -1  =  T           (ERV/P)               - 1  =  T

(3,157.66/1,000)**(1/9.854795) -1  =  T       (3,157.66/1,000)       -1  =  T

                       0.1238  =  T                              2.1577  =  T
                       12.38%  =  T                             215.77%  =  T

    FUND NAME:  RODNEY SQUARE MULTI-MANAGER FUND - GROWTH PORTFOLIO
                 HYPOTHETICAL $10,000 INVESTMENT

-----------------------------------------------------------------------------
For the Period February 26, 1987 (Commencement of Operations) through December 31, 1996
-----------------------------------------------------------------------------

Value of Initial $10,000 Investment    = ($10,000/beginning NAV) * Ending NAV
                                       = ($10,000/$10.00) * $19.22
									   = $19,220.00

Value of Reinvested Income Dividends   = Shares Reinvested from Income
                                         Dividends * Ending NAV
									   = 42.02 * $19.22
									   = $807.62

Value of Reinvested Capital Gain
 Distributions                         = Shares Reinvested from Capital Gain
                                         Distributions * Ending NAV
									   = 669.34 * $19.22
									   = $12,864.71

TOTAL VALUE = $19,220.00 + $807.62 + $12,864.71 = $32,892.33


-----------------------------------------------------------------------------
For the Period February 26, 1987 (Commencement of Operations) through December 31, 1995
-----------------------------------------------------------------------------

Value of Initial $10,000 Investment    = ($10,000/beginning NAV) * Ending NAV
                                       = ($10,000/$10.00) * $17.41
									   = $17,410.00

Value of Reinvested Income Dividends   = Shares Reinvested from Income
                                         Dividends * Ending NAV
									   = 42.02 * $17.41
									   = $731.57

Value of Reinvested Capital Gain
 Distributions                         = Shares Reinvested from Capital Gain
                                         Distributions * Ending NAV
									   = 478.48 * $17.41
									   = $8,330.34

TOTAL VALUE = $17,410.00 + $731.57 + $8,330.34 = $26,471.91